   Third Amendment to Participation Agreement dated as of February 19, 1995 among the Registrant, A.J. Land, Jr., David B. Pattillo and Lawrence P. Kelly.

                  THIRD AMENDMENT TO PARTICIPATION AGREEMENT


          This Third Amendment to Participation Agreement (the "Third Amendment") is made and entered into as of the 19th day of February, 1995, by and among A.J. Land, Jr., Daniel B. Pattillo and Lawrence P. Kelly (collectively, the "Participants") and New England Life Pension Properties; A Real Estate Limited Partnership (the "Lender").

          WHEREAS, Participants and Lender entered into that certain Participation Agreement, dated as of March 10, 1986, with respect to a loan in the original principal amount of $600,000, made by Lender to Decatur TownCenter Associates, Ltd. (the "Borrower");

          WHEREAS, Participants and Lender entered into that certain First Restated Amendment to Participation Agreement which, inter alia, increased the
                                                     ----------
principal amount of the loan made by Lender to Borrower from $600,000 to $1,104,000;

          WHEREAS, Participants and Lender entered into that Second Amendment to Participation Agreement, dated as of March 1, 1993; and

          WHEREAS, Participants wish to consent to the execution of certain documents.

          NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Participants and Lender hereby covenant and agree as follows:

          1. The Participants hereby consent to the execution and delivery by the Lender and the Borrower of that certain Second Amendment to First Consolidated Amendatory Agreement, dated as of the date hereof, in the form attached hereto as Exhibit A.
                   ---------

          2. The Participants hereby consent to the execution and delivery by the Lender and the Borrower of that Second Amendment to Promissory Note, dated as of the date hereof, in the form attached hereto as Exhibit B.
                                                      ---------

          3. The Participants hereby consent to the execution and delivery by the Lender and the Borrower of that Second Amendment to Ground Lease, dated as of the date hereof, in the form attached hereto as Exhibit C.
                                                   ---------

          Executed as of the 19th day of February, 1995.

                              LENDER:
                              ------

                              NEW ENGLAND LIFE PENSION PROPERTIES;
                                A REAL ESTATE LIMITED PARTNERSHIP



                              By:  Copley Properties Company, Inc.,
                                      General Partner



                              By:
                                   _________________________________

                                 PARTICIPANTS:
                                 ------------



                                 By:
                                      ________________________________
                                      A.J. Land, Jr.



                                      ________________________________
                                      Daniel B. Pattillo



                                      ________________________________
                                      Lawrence P. Kelly

                                      -3-